UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 23, 2021 (June 16, 2021)

ATI PHYSICAL THERAPY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39439	85-1408039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

790 Remington Boulevard Bolingbrook, Illinois	60440
(Address of principal executive offices)	(Zip Code)

(630) 296-2223

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value	ATIP	New York Stock Exchange

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ATIP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Due to the large number of events reported under the specified items of Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Current Report on Form 8-K is being submitted for filing on the same date to include additional matters under Items 3.03, 5.03 and 5.06.

On June 16, 2021 (the “Closing Date”), the registrant consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger, dated as of February 21, 2021 (the “Merger Agreement”), by and among Fortress Value Acquisition Corp. II, a Delaware corporation (“FAII”), FVAC Merger Corp. II, a Delaware corporation and a direct, wholly-owned subsidiary of FAII (“Merger Sub”), and Wilco Holdco, Inc., a Delaware corporation (“Wilco”), which provided for, among other things, the merger of Merger Sub with and into Wilco, with Wilco being the surviving corporation and a direct, wholly-owned subsidiary of FAII (the “Merger,” and together with the other transactions and ancillary agreements contemplated by the Merger Agreement, the “Business Combination”).

In connection with the closing of the Business Combination (the “Closing”), the registrant owns, directly or indirectly, 100% of the stock of Wilco and its subsidiaries, and the stockholders of Wilco as of immediately prior to the effective time of the Merger (the “ATI Stockholders”) hold a portion of the Class A Common Stock, par value $0.0001 per share, of the registrant (the “Class A Common Stock”).

On the Closing Date, a number of purchasers (each, a “Subscriber”) purchased from the Company an aggregate of 30,000,000 shares of Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of approximately $300 million, pursuant to separate subscription agreements (each, a “Subscription Agreement”) entered into concurrently with the Merger Agreement, effective as of February 21, 2021. Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscribers with respect to the PIPE Shares.

In connection with the Closing, the registrant changed its name from “Fortress Value Acquisition Corp. II” to “ATI Physical Therapy, Inc.” Unless the context otherwise requires, in this Current Report on Form 8-K, the “registrant” and the “Company” refer to Fortress Value Acquisition Corp. II prior to the Closing and to the combined company and its subsidiaries following the Closing, and “ATI” refers to the business of Wilco Holdco, Inc. and its subsidiaries prior to the Closing.

Item 1.01 Entry into a Material Definitive Agreement.

Incentive Plan

The Company’s board of directors approved the ATI 2021 Equity Incentive Plan (the “Incentive Plan”) on May 5, 2021, and the Company’s stockholders approved the Incentive Plan at the Special Meeting (as defined below). The purpose of the Incentive Plan is to align the interests of eligible participants with the Company’s stockholders by providing incentive compensation tied to the Company’s performance. The intent of the Incentive Plan is to advance the Company’s interests and increase stockholder value by attracting, retaining and motivating key personnel. These incentives are provided through the grant of stock options, including incentive stock options and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards. The Incentive Plan is described in greater detail in the section of the Company’s definitive proxy statement filed with the SEC on May 14, 2021 (the “Definitive Proxy Statement,” as supplemented by the definitive additional materials supplementing the Definitive Proxy Statement (a) filed on Schedule 14A on June 3, 2021 and attached hereto as Exhibit 99.5 and (b) filed on Schedule 14A on June 4, 2021 and attached hereto as Exhibit 99.6, the “Proxy Statement”), entitled “Proposal No. 6 – The Incentive Plan Proposal” beginning on page 258, which information is incorporated herein by reference.

The foregoing description of the Incentive Plan is not complete and is qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached hereto as Exhibit 10.16 and is incorporated herein by reference.

Indemnity Agreements

In connection with the closing of the Business Combination, the Company entered into indemnity agreements with each of its directors and executive officers and certain other officers of the Company. Each indemnity agreement provides for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service to the Company or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The foregoing description of the indemnity agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnity agreements, a form of which is attached hereto as Exhibit 10.17 and is incorporated herein by reference.

First Amendment to Amended and Restated Registration Rights Agreement

In connection with the closing of the Business Combination, the Company entered into a First Amendment to Amended and Restated Registration Rights Agreement (the “First Amendment to A&R RRA”) with Fortress Acquisition Sponsor II LLC (“FAII Sponsor”), a Delaware limited liability company, holders of certain securities of the Company prior to the Closing and new holders of certain securities of the Company. The First Amendment to A&R RRA amended the Amended and Restated Registration Rights Agreement that was entered into on February 21, 2021 (the “A&R RRA”) by and among the Company, FAII Sponsor, holders of certain securities of the Company prior to the Closing (the “Existing Holders”) and new holders of certain securities of the Company (the “New Holders”).

The First Amendment to A&R RRA provides, among other things, that the Class A Common Stock issued to the Sponsor, the Existing Holders, and the New Holders will be subject to a lock-up period from the effective time of the Merger until the earlier to occur of (a) 180 days after the effective time of the Merger and (b) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s public stockholders having the right to exchange their Class A Common Stock for cash. The First Amendment to A&R RRA also provides that (i) any issued and outstanding shares of Class A Common Stock or any other equity security of the Company held by an Existing Holder immediately after the effective time of the Merger and (ii) any outstanding shares of Class A Common Stock or any other equity security of the Company held by a New Holder immediately after the effective time of the Merger will constitute Registrable Securities (as defined in the A&R RRA).

The foregoing description of the First Amendment to A&R RRA and the A&R RRA is not complete and is qualified in its entirety by reference to the complete text of the A&R RRA and the First Amendment to A&R RRA, copies of which are attached hereto as Exhibits 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as FAII was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor issuer to FAII, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

On June 15, 2021, the Business Combination was approved by the Company’s stockholders at a special meeting thereof (the “Special Meeting”), held in lieu of the 2021 annual meeting of the Company’s stockholders.

The consideration paid in respect of each share of ATI common stock consisted of (a) a number of shares of Class A Common Stock equal in value to (i) $1,303,000,000, divided by (ii) the outstanding shares of ATI common stock; and (b) the contingent right to receive a number of shares of Class A Common Stock that may be issued pursuant to an earnout, as described in the Merger Agreement following the Closing (the “Common Stock Consideration”).

The consideration paid in respect of each share of ATI preferred stock consisted of (a) an amount in cash equal to $59 million (the “Preferred Cash Consideration”) divided by the outstanding shares of ATI preferred stock; and (b) a number of shares of Class A Common Stock equal in value to (i) the product of (A) (x) the aggregate Liquidation Amount (as defined in the ATI Certificate of Incorporation (the “ATI Charter”)) as of the Closing Date with respect to ATI’s preferred stock (after reducing such Liquidation Amount by the Preferred Cash Consideration) (the “Preferred Stock Adjusted Base”) plus (y) an aggregate accrued amount, calculated based on the Preferred Stock Adjusted Base, at the Dividend Rate (as defined in the ATI Charter) from the Closing Date through the date that is 180 days from the Closing Date, multiplied by (B) 1.05, divided by (ii) the outstanding shares of ATI preferred stock (collectively, the “Preferred Stock Consideration,” and together with the Common Stock Consideration, the “Stock Consideration”).

The material terms and conditions of the Merger Agreement are described in greater detail in the section of the Proxy Statement entitled “The Merger Agreement” beginning on page 112, which information is incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the information incorporated herein by reference, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for the Company’s business. Specifically, forward-looking statements may include statements relating to:

•	the benefits of the Business Combination;

•	the future financial performance of the Company following the Business Combination;

•	changes in the market for the Company’s services;

•	expansion plans and opportunities; and

•

other statements preceded by, followed by or that include the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the inability to maintain the listing of the Company’s securities on the New York Stock Exchange (“NYSE”);

•	the failure to realize the anticipated benefits of the Business Combination;

•	risks relating to the uncertainty of the projected financial information with respect to the Company and costs related to the Business Combination;

•	risks related to the rollout of the Company’s business strategy and the timing of expected business milestones;

•

the effects of competition on the Company’s future business and the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees;

•	risks related to political, regulatory and macroeconomic uncertainty;

•	the outcome of any legal proceedings that may be instituted against the Company or any of its directors or officers, following the announcement of the potential Business Combination;

•	the ability of the Company to issue equity or equity-linked securities or obtain debt financing in the future;

•	the impact of the global COVID-19 pandemic on any of the foregoing risks; and

•

other risks and uncertainties indicated or incorporated by reference in this Current Report on Form 8-K, including those set forth in the section of the Proxy Statement entitled “Risk Factors” beginning on page 40.

Business and Properties

The information set forth in the section of the Proxy Statement entitled “Information About the Company’s Business” beginning on page 166, including the information regarding the properties used in the business included in the subsection thereof entitled “—Properties” on page 175, and in the section of the Proxy Statement entitled “Information About FAII” beginning on page 150 is incorporated herein by reference.

The Company’s principal executive office is located at 790 Remington Boulevard, Bolingbrook, Illinois 60440.

Risk Factors

The information set forth in the section of the Proxy Statement entitled “Risk Factors” beginning on page 40 is incorporated herein by reference.

Selected Historical Financial Information

The information set forth in (a) the section of the Proxy Statement entitled “Selected Historical Financial Information of the Company” beginning on page 133 is incorporated herein by reference, and (b) the Consolidated Condensed Financial Statements of Wilco as of and for the three months ended March 31, 2021, as set forth in the definitive additional materials supplementing the Proxy Statement, filed on Schedule 14A on May 20, 2021 and attached hereto as Exhibit 99.2 is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The information set forth in Exhibit 99.1 to this Current Report on Form 8-K, which includes the unaudited pro forma condensed combined financial information of the Company, is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk

The information set forth in the section of the Proxy Statement entitled “Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 183, including the information in the subsection thereof entitled “—Quantitative and Qualitative Disclosures About Market Risks” beginning on page 204, is incorporated herein by reference. The information set forth in Management’s Discussion and Analysis of Financial Condition and Results of Operations for ATI for the three months ended March 31, 2021, as set forth in the definitive additional materials supplementing the Proxy Statement filed on Schedule 14A on May 20, 2021 and attached hereto as Exhibit 99.3, is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s common stock as of the Closing Date by:

•	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock;

•	each of the Company’s named executive officers and directors; and

•	all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days.

The percentage of beneficial ownership is based on 207,282,536 shares of Company common stock issued and outstanding as of the Closing Date, which calculation includes all shares of Class A Common Stock issued and outstanding as of the Closing Date, the only outstanding class of the Company’s common stock following the Business Combination. All shares of the Company’s Class F common stock, par value $0.0001 per share, were converted into the shares of Class A Common Stock and subject to certain vesting and forfeiture provisions as set forth in the amended and restated letter agreement, dated as of February 21, 2021, by and between the Company, Fortress Acquisition Sponsor II LLC, a Delaware limited liability company and the Company’s then-officers and directors.

Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 790 Remington Boulevard, Bolingbrook, Illinois 60440. Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owners	Number of Shares		Ownership Percentage (%)
Wilco Acquisition, LP(1)	130,300,000		62.86%
Fortress Acquisition Sponsor II LLC(2)	16,025,000		7.73%
John Maldonado(3)	—		—
Carmine Petrone(3)	—		—
Chris Krubert	—		—
John Larsen	—		—
Labeed Diab	—	(4)	—
Joanne Burns	—		—
James E. Parisi	—		—
Andrew A. McKnight	—	(5)	—
Cedric Coco	—	(6)	—
Ray Wahl	—	(7)	—
All directors and executive officers as a group (17 individuals)	—		—

*	Less than one percent.
(1)

Represents 130,300,000 shares of ATI Class A common stock held by Wilco Acquisition, LP (“Wilco Acquisition”). Excludes 15,000,000 Earnout Shares subject to vesting as described in “The Business Combination—Terms of the Business Combination—Merger Consideration” in the Proxy Statement. Wilco GP, Inc. (“Wilco GP”), an affiliate of Advent International Corporation (“Advent”), is the general partner of Wilco Acquisition. In addition, Advent and its related entities may be deemed to have indirect beneficial ownership of the 130,300,000 shares of ATI Class A common stock that are beneficially owned by Wilco GP. The ownership consists of shares indirectly owned through (i) GPE VII GP S.À.R.L. (“Advent GP Luxembourg”), including shares indirectly owned through Advent International GPE VII Limited Partnership, Advent International GPE VII-B Limited Partnership, Advent International GPE VII-C Limited Partnership, Advent International GPE VII-D Limited Partnership, Advent International GPE VII-F Limited Partnership and Advent International GPE VII-G Limited Partnership (collectively, the “Advent Luxembourg Funds”), (ii) GPE VII GP Limited Partnership (“Advent GP Cayman”), including shares owned through Advent International GPE VII-A Limited Partnership, Advent International GPE VII-E Limited Partnership and Advent International GPE VII-H Limited Partnership (collectively, the “Advent Cayman Funds”), (iii) Advent Partners GPE VII Cayman Limited Partnership, (iv) Advent Partners GPE VII – B Cayman Limited Partnership, (v) Advent Partners GPE VII Limited Partnership, (vi) Advent Partners GPE VII – A Cayman Limited Partnership, (vii) Advent Partners GPE VII – A Limited Partnership, (viii) Advent Partners GPE VII 2014 Limited Partnership, (ix) Advent Partners GPE VII 2014 Cayman Limited Partnership, (x) Advent Partners GPE VII-A 2014 Limited Partnership, (xi) Advent Partners GPE VII-A 2014 Cayman Limited Partnership (the entities listed in (iii) through (xi) collectively, the “Advent AP Funds”) and GPE VII ATI Co-Investment Limited Partnership (the “Advent Co-Invest Fund”).

Advent is the manager of Advent International GPE VII, LLC (“Advent Top GC”), which in turn is the General Partner of each of Advent GP Cayman, the Advent AP Funds, and the Advent Co-Invest Fund. Advent Top GC is also the manager of Advent GP Luxembourg, which is the General Partner of each of the Advent Luxembourg Funds. Advent GP Cayman is the General Partner of each of the Advent Cayman Funds. The address of Advent, Advent GP Luxembourg, the Advent Luxembourg Funds, Advent GP Cayman, the Advent Cayman Funds, Advent Top GC, the Advent AP Funds and Advent Co-Invest Fund (collectively, the “Advent Related Entities”) is Prudential Tower, 800 Boylston Street, Suite 3300, Boston, MA 02199.

(2)

Represents 16,025,000 shares of ATI Class A common stock held by FAII Sponsor, including (i) 7,500,000 shares acquired in the private placement and (ii) 8,525,000 shares subject to vesting as described in “Related Agreements – Parent Sponsor Letter Agreement” in the Proxy Statement. Excludes 2,966,666 shares of ATI Class A common stock issuable upon the exercise of 2,966,666 private placement warrants held directly by FAII Sponsor. Hybrid GP Holdings (Cayman) LLC (“Cayman GP”), controls the general partners of certain investment funds that together hold a majority of the equity interests of FAII Sponsor. Hybrid GP Holdings LLC (“Hybrid GP”) is the sole owner of Cayman GP. FIG LLC controls, indirectly through investment funds managed or advised by controlled affiliates of FIG LLC, 100% of the equity interests of FAII Sponsor. Fortress Operating Entity I LP (“FOE I”) is (i) the sole owner of FIG LLC and (ii) the managing member of, and holds the majority of equity interest in, Hybrid GP. Fortress Investment Group LLC is the sole owner of FIG Corp. The business address of FAII Sponsor and each of the foregoing entities is 1345 Avenue of the Americas, 46th Floor, New York, New York 10105.

(3)	The business address of such director is Prudential Tower, 800 Boylston Street, Suite 3300, Boston, Massachusetts 02199.
(4)

Mr. Diab is entitled to receive restricted stock units and options to purchase shares to be granted in 2021, 2022 and 2023 pursuant to the terms of his employment agreement effective as of the closing of the Business Combination. Pursuant to such agreement, he will receive a number of restricted stock units and options to purchase shares based on the share price at the time of the grants equal in value to $1,750,000 in respect of 2021 and 2022 and $3,000,000 in respect of 2023.

(5)	Excludes 30,000 shares of ATI Class A common stock subject to vesting as described in “Related Agreements—Parent Sponsor Letter Agreement” in the Proxy Statement.
(6)

Mr. Coco is entitled to receive restricted stock units and options to purchase shares to be granted in 2021, 2022 and 2023 pursuant to the terms of his employment agreement effective as of the closing of the Business Combination. Pursuant to such agreement, he will receive a number of restricted stock units and options to purchase shares based on the share price at the time of the grants equal in value to $500,000 in respect of 2021 and 2022 and $750,000 in respect of 2023.

(7)

Mr. Wahl is entitled to receive restricted stock units and options to purchase shares to be granted in 2021, 2022 and 2023 pursuant to the terms of his employment agreement effective as of the closing of the Business Combination. Pursuant to such agreement, he will receive a number of restricted stock units and options to purchase shares based on the share price at the time of the grants equal in value to $500,000 in respect of 2021 and 2022 and $750,000 in respect of 2023.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the Closing, including biographical information regarding these individuals, is set forth in the Proxy Statement in the section entitled “Management After the Business Combination” beginning on page 215, which information is incorporated herein by reference.

Each of Messrs. Joshua Pack, Andrew A. McKnight, Aaron F. Hood, Carmen A. Policy, Sunil Gulati and Mmes. Leslee Cowen and Rakefet Russak-Aminoach were elected by the Company’s stockholders at the Special Meeting to serve as directors of the Company. Pursuant to the terms of a letter agreement entered into concurrently with the entry into the Merger Agreement, FAII and FAII’s officers and directors entered into an amended and restated letter agreement, pursuant to which Messrs. Pack, McKnight, Hood, Policy, Gulati and Mmes. Cowen and Russak-Aminoach submitted their resignations from their positions as members of the FAII Board and of any committee thereof effective upon the effective time of the Business Combination. Each of Messrs. McKnight, John Maldonado, Carmine Petrone, Chris Krubert, John Larsen, Labeed Diab and James Parisi and Ms. Joanne Burns were appointed to serve as directors of the Company, effective upon the Business Combination, at which time the size of the board was eight members. Mr. Diab and Mr. McKnight were appointed to serve as Class I directors with a term expiring at the Company’s 2022 annual meeting of stockholders, Messrs. Maldonado and Parisi and Ms. Burns were elected to serve as Class II directors with a term expiring at the Company’s 2023 annual meeting of stockholders, and Messrs. Krubert, Larsen and Petrone were elected to serve as Class III directors with a term expiring at the Company’s 2024 annual meeting of stockholders. Mr. Larsen was appointed to serve as the chairman of the board of directors.

Messrs. Burns, Larsen and Parisi will serve as members of the audit committee of the board of directors, with Mr. Parisi serving as its chair. Messrs. Krubert and Petrone and Ms. Burns will serve as members of the compensation committee, with Mr. Petrone serving as its chair. Messrs. Larsen, Maldonado and Parisi will serve as members of the nominating and corporate governance committee, with Mr. Larsen serving as its chair. Messrs. Krubert, Maldonado and McKnight will serve as members of the Health Care Compliance Committee, with Mr. Krubert serving as its chair. Information with respect to the Company’s audit committee, compensation committee and nominating and corporate governance committee is set forth in the Proxy Statement in the section entitled “Management After the Business Combination – Board Committees” beginning on page 215 of the Proxy Statement, which information is incorporated herein by reference.

In connection with the consummation of the Business Combination, on the Closing Date the individuals below were appointed to serve as executive officers:

Name	Position
Labeed Diab	Chief Executive Officer
Joseph Jordan	Chief Financial Officer
Cedric Coco	Chief Human Resources Officer
Diana Chafey	Chief Legal Officer and Corporate Secretary
Ray Wahl	Chief Operating Officer
Augustus Oakes	Chief Information Officer
Nathan Bard	Chief Growth Officer
Joe Zavalishin	Chief Development Officer
Ryan Wilson	Chief Commercial Officer

In connection with the Closing, each of the Company’s executive officers prior to the Closing resigned from his respective position as an executive officer of the Company, in each case effective as of the effective time of the Merger.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers currently serve, and in the past year has served, (a) as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on the Company’s compensation committee, or (b) as a member of the compensation committee of another entity, one of whose executive officers served on the Company board.

Executive and Director Compensation

The compensation of the named executive officers of the Company is set forth in the Proxy Statement in the section entitled “Company Executive Compensation” beginning on page 206, which information is incorporated herein by reference. The information set forth in the Definitive Proxy Statement was supplemented by the definitive additional materials filed on Schedule 14A on June 3, 2021 and attached hereto as Exhibit 99.5 and such information is incorporated herein by reference.

The following disclosure supplements the disclosures contained in the Definitive Proxy Statement and the definitive additional materials filed on Schedule 14A on June 3, 2021. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement and the definitive additional materials, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement and the definitive additional materials. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

The disclosure in the section entitled “Treatment of Incentive Common Units and Grant of Unallocated Incentive Common Unit Pool in connection with the proposed Business Combination” on page 211 of the Definitive Proxy Statement is hereby supplemented by amending and restating the section as follows:

Following the closing of the proposed Business Combination, holders of vested and unvested ICUs will receive a number of shares of ATI, which number of shares will be determined based on the distribution priorities under the Wilco Acquisition, LP limited partnership agreement assuming, solely for this purpose, that all unvested ICUs are vested.

Shares of ATI received in respect of unvested time-based ICUs will be restricted shares and shall be eligible to vest over the shorter of: (a) the existing vesting schedule applicable to the underlying ICUs, or (b) in installments on each quarterly anniversary of the closing over three years post-closing, subject to the grantee’s continued service through each vesting date. Shares of ATI received in respect of performance-based ICUs will be restricted shares and shall be eligible to vest in installments on each quarterly anniversary of the closing over the shorter of: (a) the eight-year period from the original grant date of the underlying ICUs, or (b) three years post-closing, subject to the grantee’s continued service through each vesting date.

In addition, employees of ATI will receive restricted shares of ATI in respect of the unallocated incentive common unit pool as of such time. Such restricted shares of ATI will vest on each quarterly anniversary of the closing over 3 years following the closing, subject to the grantee’s continued service through each vesting date. The allocation of such restricted shares of ATI will be determined by the Compensation Committee.

If any of restricted shares of ATI are forfeited following the closing and prior to vesting, such shares may be reallocated to employees by the Compensation Committee.

Related Transactions

The information set forth in the section of the Proxy Statement entitled “Certain Relationships and Related Party Transactions” beginning on page 238 is incorporated herein by reference.

Director Independence

NYSE listing standards require that a majority of the members of the board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of a company or its subsidiaries or any other individual having a relationship which, in the opinion of the board of directors of such company, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

The Company currently has six “independent directors” as defined in the NYSE listing standards and applicable SEC rules and as determined by the board of directors using its business judgment: Messrs. Larsen, McKnight, Krubert, Petrone and Parisi and Ms. Burns.

Legal Proceedings

Information about legal proceedings is set forth in the section of the Proxy Statement entitled “Information About the Company’s Business – Legal Proceedings” beginning on page 175 of the Proxy Statement, which information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the market price, number of stockholders and dividends for the Company’s securities is set forth in the section of the Proxy Statement entitled “Price Range of Securities and Dividends” on page 247, which information is incorporated herein by reference. Additional information regarding holders of the Company’s securities is set forth under “Description of Company Securities” below.

Following the Closing, on June 17, 2021, the Class A Common Stock and publicly-traded warrants were listed on the NYSE under the symbols “ATIP” and “ATIP WS,” respectively. The warrants may be delisted from NYSE if there is not a sufficient number of round lot holders within 15 days of the consummation of the Business Combination and if delisted, may be quoted on the OTC Bulletin Board or OTC Pink, an inter-dealer automated quotation system for equity securities that is not a national securities exchange. The public units of the Company automatically separated into the component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security.

Recent Sales of Unregistered Securities

Information regarding unregistered sales of the Company’s securities is set forth in: “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases and Equity Securities.— Recent Sales of Unregistered Securities; Use of Proceeds from Registered Offerings” on page 80 of the Company’s Annual Report on Form 10-K filed with the SEC on March 9, 2021, as subsequently amended on May 5, 2021 and Item 3.02 of the Company’s Current Report on Form 8-K filed with the SEC on February 22, 2021 and Item 3.02 of this Current Report on Form 8-K.

Description of the Company’s Securities

Information regarding the Class A Common Stock and the Company’s warrants is included in the section of the Proxy Statement entitled “Description of Securities” beginning on page 220, which information is incorporated herein by reference.

The Company has authorized 471,000,000 shares of capital stock, consisting of (a) 470,000,000 shares of Class A Common Stock and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share. The outstanding shares of the Company’s common stock are fully paid and non-assessable. As of the Closing Date, there were 207,282,536 shares of Class A Common Stock outstanding held of record by approximately 38 stockholders, no shares of preferred stock outstanding and warrants to purchase 9,633,300 shares of Class A Common Stock outstanding held of record by approximately 2 holders. Such holder numbers do not include Continental Stock Transfer & Trust Company participants or beneficial owners holding shares through nominee names.

Indemnification of Directors and Officers

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Further information about the indemnification of the Company’s directors and officers is set forth in the section of the Proxy Statement entitled “The Merger Agreement – Indemnification and Directors’ and Officers’ Insurance” on page 120, which information is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth in Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth in sections (a) and (b) of Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information regarding the Company’s material indebtedness following the Business Combination, including the $777.9 million first lien term loan due May 10, 2023, the $231.3 million second lien term loan due May 10, 2024, each as of March 31, 2021, and the revolving facility is set forth in the section of the Proxy Statement entitled “Description of Certain Indebtedness” beginning on page 237, which information is incorporated by reference herein.

On the Closing Date, ATI Holdings Acquisition, Inc. repaid, using funds received upon the closing of the Business Combination, (a) in full the aggregate outstanding indebtedness under the Second Lien Credit Agreement with, among others, the lenders party thereto and Wilmington Trust, National Association, as administrative agent, that was entered into on May 10, 2016 (the “Second Lien Credit Agreement”) and (b) a portion of the aggregate outstanding indebtedness under the First Lien Credit Agreement with, among others, the lenders party thereto and Barclays Bank PLC, as administrative agent, that was entered into on May 10, 2016. The Second Lien Credit Agreement was terminated upon the repayment of the outstanding indebtedness under such agreement.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in the “Introductory Note” above and the description of the Stock Consideration under Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference. The PIPE Shares issued in connection with the Subscription Agreements have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering and without any form of general solicitation or general advertising.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 17, 2021, the Company’s board of directors approved a resolution appointing PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2021, replacing WithumSmith+Brown, PC (“Withum”), which was dismissed from its role as the independent registered public accounting firm for FAII upon the Closing of the Business Combination.

Withum’s report on the Company’s financial statements for the period from June 10, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, at no point during the period from June 10, 2020 (inception) through December 31, 2020 and the subsequent interim period through the date of this Current Report on Form 8-K were there any (a) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, or (b) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Withum with a copy of the foregoing disclosure and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of Withum’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the period from June 10, 2020 (inception) to December 31, 2020 and the subsequent interim period through date of this Current Report on Form 8-K, the Company did not consult with PwC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.01 Changes in Control of the Registrant.

The information set forth in the “Introductory Note” and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incentive Plan

The information set forth under the heading “Incentive Plan” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Directors and Executive Officers

The information regarding the Company’s officers and directors set forth under the headings “Directors and Executive Officers” and “Executive Compensation” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In addition, as of the Closing Date, Brent Rhodes was appointed to serve as the Company’s principal accounting officer. Mr. Rhodes, age 31, joined the Company in 2019 as Chief Accounting Officer following various positions held at Deloitte & Touche LLP since 2012.

In connection with his appointment, Mr. Rhodes is eligible to receive a base salary, annual incentive bonus and participate in the Company’s long-term equity compensation program, similar to the compensation generally disclosed under “Director and Executive Compensation” under Item 2.01 above, which relevant disclosure is incorporated by reference herein.

Mr. Rhodes is not party to any related party transactions with the Company requiring disclosure under Regulation S-K 404(a). There are no family relationships between Mr. Rhodes and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company, and there are no arrangements or understandings between Mr. Rhodes and any other person pursuant to which he was appointed as the Company’s principal accounting officer.

Item 5.05 Amendment to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective June 17, 2021, the Board adopted a new Code of Conduct & Compliance Program Guide (the “Revised Code”). The Revised Code applies to all employees, officers and directors of the Company, as well as to the Company’s agents, consultants and contractors. The Revised Code was adopted to reflect what the Company considers to be current best practices and policies for an operating company and to make certain technical, administrative, non-substantive amendments to the prior Code of Business Conduct and Ethics. The adoption of the Revised Code did not relate to or result in any waiver, explicit or implicit, of any provision of the prior Code of Business Conduct and Ethics.

The Revised Code is available on the Company’s investor relations website (https://investors.atipt.com/) under the link “Governance Documents.” The contents of the Company’s website are not incorporated by reference in this Report or made a part hereof for any purpose.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The following financial statements included in the Proxy Statement are incorporated herein by reference:

The audited consolidated financial statements of ATI as of December 31, 2020 and 2019, and for the years ended December 31, 2020, 2019 and 2018 beginning on page F-3 of the Proxy Statement.

The unaudited consolidated condensed financial statements of ATI as of March 31, 2021 and for the three months ended March 31, 2021 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

(b)	Pro Forma Financial Information

The following financial statements included in the Proxy Statement are incorporated herein by reference:

The unaudited pro forma condensed combined balance sheet and statement of operations as of and for the year ended December 31, 2020 beginning on page 135 of the Proxy Statement.

The unaudited pro forma condensed combined balance sheet and statements of operations as of March 31, 2021 and for the three months ended March 31, 2021 and the year ended December 31, 2020 are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(c)	Exhibits

EXHIBIT INDEX

Exhibit Number	Description

2.1+	Agreement and Plan of Merger, dated as of February 21, 2021, by and among Fortress Value Acquisition Corp. II, FVAC Merger Corp. II and Wilco Holdco, Inc. (filed as Exhibit 2.1 to the Current Report on Form 8-K of the Company on February 22, 2021 and incorporated herein by reference).

4.1	Specimen Class A Common Stock Certificate (filed as Exhibit 4.2 to the Registration Statement on Form S-1 of the Company on July 24, 2020 and incorporated herein by reference).

4.2	Specimen Unit Certificate (filed as Exhibit 4.1 to the Registration Statement on Form S-1 of the Company on July 24, 2020 and incorporated herein by reference).

4.3	Warrant Agreement between the Company and Continental Stock Transfer & Trust Company (filed as Exhibit 4.4 to the Registration Statement on Form S-1 on July 24, 2020 and incorporated herein by reference).

10.1	Form of Subscription Agreement (filed as Exhibit 10.1 to the Current Report on Form 8-K of the Company on February 22, 2021 and incorporated herein by reference).

10.2	Parent Sponsor Letter Agreement, dated as of February 21, 2021, by and among Fortress Value Acquisition Corp. II, Fortress Acquisition Sponsor II LLC, Wilco Holdco, Inc. and the other parties thereto (filed as Exhibit 10.2 to the Current Report on Form 8-K of the Company on February 22, 2021 and incorporated herein by reference).

10.3	Stockholders Agreement dated February 21, 2021, by and among the Fortress Value Acquisition Corp. II and the other parties thereto (filed as Exhibit 10.3 to the Current Report on Form 8-K of the Company on February 22, 2021 and incorporated herein by reference).

10.4	Amended and Restated Registration Rights Agreement, dated as of February 21, 2021, by and among Fortress Value Acquisition Corp. II, Fortress Acquisition Sponsor II LLC and the other parties thereto (filed as Exhibit 10.4 to the Current Report on Form 8-K of the Company on February 22, 2021 and incorporated herein by reference).

10.5	First Amendment to Amended and Restated Registration Rights Agreement, dated as of June 16, 2021, by and among Fortress Value Acquisition Corp. II, Fortress Acquisition Sponsor II LLC and the other parties thereto.

10.6	First Lien Credit Agreement, dated as of May 10, 2016, by and among, inter alios, ATI Holdings Acquisition, Inc., as borrower, the lenders from time to time party thereto and Barclays Bank PLC as administrative agent.

10.7	First Amendment to First Lien Credit Agreement, dated as of December 13, 2016, by and among, inter alios, ATI Holdings Acquisition, Inc., as borrower, the lenders from time to time party thereto and Barclays Bank PLC as administrative agent.

10.8	Second Amendment to First Lien Credit Agreement, dated as of June 29, 2017, by and among, inter alios, ATI Holdings Acquisition, Inc., as borrower, the lenders from time to time party thereto and Barclays Bank PLC as administrative agent.

10.9	Third Amendment to First Lien Credit Agreement, dated as of August 16, 2017, by and among, inter alios, ATI Holdings Acquisition, Inc., as borrower, the lenders from time to time party thereto and Barclays Bank PLC as administrative agent.

10.10	Fourth Amendment to First Lien Credit Agreement, dated as of August 16, 2017, by and among, inter alios, ATI Holdings Acquisition, Inc., as borrower, the lenders from time to time party thereto and Barclays Bank PLC as administrative agent.

10.11	Fifth Amendment to First Lien Credit Agreement, dated as of October 2, 2018, by and among, inter alios, ATI Holdings Acquisition, Inc., as borrower, the lenders from time to time party thereto and Barclays Bank PLC as administrative agent.

10.12#	Employment Agreement, dated as of February 21, 2021, between Fortress Value Acquisition Corp. II and Labeed S. Diab (filed as Exhibit 10.5 to the Current Report on Form 8-K of the Company on February 22, 2021 and incorporated herein by reference).

10.13#	Employment Agreement, dated as of February 21, 2021, between Fortress Value Acquisition Corp. II and Joseph Jordan (filed as Exhibit 10.6 to the Current Report on Form 8-K of the Company on February 22, 2021 and incorporated herein by reference).

10.14#	Employment Agreement, dated as of May 14, 2021, between Fortress Value Acquisition Corp. II and Ray Wahl (filed as Annex J to the Definitive Proxy Statement of the Company filed on May 14, 2021 and incorporated herein by reference).

10.15#	Employment Agreement, dated as of May 14, 2021, between Fortress Value Acquisition Corp. II and Cedric Coco (filed as Annex K to the Definitive Proxy Statement of the Company filed on May 14, 2021 and incorporated herein by reference).

10.16#	ATI Physical Therapy 2021 Equity Incentive Plan (filed as Annex L to the Definitive Proxy Statement of the Company filed on May 14, 2021 and incorporated herein by reference).

10.17	Form of Indemnity Agreement.

16.1	Letter from WithumSmith+Brown, PC to the SEC.

21.1	Subsidiaries of the Registrant.

99.1	Unaudited Pro Forma Condensed Combined Financial Statements of ATI Physical Therapy, Inc. as of March 31, 2021 and for the three months ended March 31, 2021 and the year ended December 31, 2020.

99.2	Unaudited Consolidated Condensed Combined Financial Statements of Wilco Holdco, Inc. as of March 31, 2021 and for the three months ended March 31, 2021 (incorporated by reference to the Company’s Schedule 14A filed with the SEC on May 20, 2021).

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Wilco Holdco, Inc. as of March 31, 2021 and for the three months ended March 31, 2021 (incorporated by reference to the Company’s Schedule 14A filed with the SEC on May 20, 2021).

99.4	Audited Consolidated Condensed Combined Financial Statements of Wilco Holdco, Inc. as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018 (incorporated by reference to the Company’s definitive proxy statement filed with the SEC on May 14, 2021).

99.5	Definitive additional materials filed on Schedule 14A on June 3, 2021 (incorporated by reference to the Company’s Schedule 14A filed with the SEC on June 3, 2021).

99.6	Definitive additional materials filed on Schedule 14A on June 4, 2021 (incorporated by reference to the Company’s Schedule 14A filed with the SEC on June 4, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+

Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon the request of the SEC in accordance with Item 601(b)(2) of Regulation S-K.

#	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2021	ATI Physical Therapy, Inc.

	By:	/s/ Joseph Jordan
	Name:	Joseph Jordan
	Title:	Chief Financial Officer